POWER OF ATTORNEY

	Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard E. Francis, Jr., Kenneth
C. Mitchell and R. Dale
Kennedy, signing singly, the undersigned's true and lawful attorney-in-fact to:

	(1)  execute for and on behalf of the
undersigned, in the undersigned's
		capacity as an officer, director
and/or principal stockholder of
		Symbion, Inc. (the "Company"), Forms 3,
4 and 5 in accordance with
		Section 16(a) of the Securities Exchange Act of 1934, as amended, and
		the rules thereunder;

	(2)  do and
perform any and all acts for and on behalf of the undersigned
		which may
be necessary or desirable to complete and execute any such
		Form 3, 4 or
5 complete and execute any amendment or amendments
		thereto, and file
such form with the United States Securities and
		Exchange Commission and
any stock exchange or similar authority; and

	(3)  take any other
action of any type whatsoever in connection with the
		foregoing which,
in the opinion of such attorney-in-fact, may be of
		benefit to, in the
best interest of, or legally required by, the
		undersigned, it being
understood that the documents executed by such
		attorney-in-fact on
behalf of the undersigned pursuant to this Power
		of Attorney shall be
in such form and shall contain such terms and
		conditions as such
attorney-in-fact may approve in such
		attorney-in-fact's discretion.


	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This
Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of January, 2004.


						    IF INDIVIDUAL:



						    /s/ R.E.
Francis
						    ----------------------------------------------

						    (Signature)

						    Name:	  R.E. Francis, Jr.

								 ---------------------------------------
									 (please
print)



						    IF ENTITY:

						    Name of Entity:

										------------------------------
										(please print)




						    By:

-----------------------------------------
									 (Signature)


						    Name:

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										  (please print)


						    Title:

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										  (please print)